Summary Prospectus

January 31, 2026

Wasatch Global Small Cap Value Fund™
Investor: WACVX | Institutional: WGCVX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at wasatchglobal.com. You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated January 31, 2026 as supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses[1]	4.11%	2.58%
Total Annual Fund Operating Expenses	5.11%	3.58%
Expense Reimbursement	(3.61)%	(2.48)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	1.50%	1.10%
1
Other Expenses are based on estimates for the current fiscal year.
2
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and the Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.10% respectively, of average daily net assets until at least January 31, 2027, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, liquidity program service fees, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. Such repayment can be made until the expiration of the current contract, but in no case beyond three years from the date of such waiver or reimbursement by the Advisor. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Global Small Cap Value Fund — Investor Class	$153	$1,208
Global Small Cap Value Fund — Institutional Class	$112	$866
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover is not available.
Principal Strategies
The Fund invests primarily in the equity securities of small foreign and domestic companies.
Under normal market conditions, we will invest at least 80% of the Fund’s net assets in the equity securities, typically common stock, of small foreign and domestic companies. These companies will have, at the time of purchase, market capitalizations within the range of companies included in the Morgan Stanley Capital International (MSCI) ACWI Small Cap Index as of its most recent reconstitution date. As of the 2025 reconstitution date, the market capitalization of companies included in the MSCI ACWI Small Cap Index ranged from $61 million to $35.436 billion. The market capitalizations for the range of companies in the MSCI ACWI Small Cap Index are subject to change following MSCI’s fourth quarter index review, which occurs on or around November of each year. The Fund may also invest a significant portion of its total assets in micro cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions).
The Fund will typically invest in securities issued by companies tied economically to at least three countries, including the United States. The Fund may invest a significant portion of its total assets in companies tied economically to foreign countries (at least 30% under normal market conditions). The Fund may invest a significant portion of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies tied economically to emerging and frontier markets, which are those countries currently included in the MSCI EFM (Emerging + Frontier Markets) Index. These companies typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. A company will be tied economically to a foreign country when at least 50% of its assets are in that country, or when it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country, regardless of where it listed.
To achieve the Fund’s investment objective, the Fund invests in securities that we believe are priced below their intrinsic long-term value based on our valuation analysis.
We use a “bottom-up” process of fundamental analysis to look for individual companies that we believe are temporarily undervalued but have significant potential for stock price appreciation. Our analysis may include studying a company’s financial statements, visiting company facilities, and meeting with executive management, suppliers and customers.
We typically look for companies that we believe fall into one of the following three categories at the time of purchase:
•
Undiscovered Gems — Companies with good growth potential that have yet to be broadly discovered by Wall Street analysts, thus actively undervalued relative to their expected growth rate.
•
Fallen Angels — High quality growth companies that have experienced a temporary setback and therefore have appealing valuations relative to their long-term growth potential.
•
Quality Value — Quality companies with earnings potential that is not fully reflected in their stock prices.
The Fund may invest a significant portion of its assets (greater than 5%) in a particular region or market, including Asia, Europe, and India.
The Fund may invest a significant portion of its assets (greater than 5%) in a few sectors, including communication services, consumer discretionary, consumer staples, energy, health care, financials, industrials, information technology, materials, real estate, and utilities.
The Fund is classified as non-diversified, which means it may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.

Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities may have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the U.S. recently has been in the process of renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs, including with respect to China. Such actions could lead to price volatility and overall decline in U.S. and global investment markets. It is difficult to predict the outcome and impact of any trade negotiations.
In addition, a public health crisis and ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark indexes) or of the broader markets generally. As a result, the Fund could underperform its benchmark indexes and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume. In addition, equity securities include common stock. Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility. The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company. The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, custody practices for assets, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, transaction costs, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant adverse effect on the value of a foreign security. More specifically, changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may be invested in the local currency of a foreign country in connection with executing foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, certain countries may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.  Other government actions, such as confiscations, the nationalization of companies, the imposition of sanctions, and trade restrictions (including tariffs), could also negatively impact an investment in a foreign security.
Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the enhanced risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, additional valuation risks, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.

Frontier Markets Risk. In addition to the risks of investing in foreign securities in developed and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Given the generally smaller size and less developed capital markets than those of emerging markets or other more developed foreign markets, the risks of investing in emerging markets are magnified for frontier markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme stock price volatility and illiquidity.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, inadequate accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. In particular, China’s economy has a heavy influence on the Asia region, and therefore actions taken by China or developments impacting China and its economy may negatively impact the economies and companies in other countries in the Asia region, including adversely affecting the investments held by a Fund in the Asia region regardless of the direct or indirect exposure the Fund may have to issuers in China. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China. Indian securities may be subject to a short-term capital gains tax in India on gains realized upon the disposition of securities lots held less than one year. The Fund accrues for this potential expense, which reduces its net asset values.
Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Developed Markets Risk. The Fund’s investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an impact on other European countries. Many countries in Europe are member states of the European Union (“EU”) and a number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) having adopted the euro as their currency. These European countries will be significantly affected by the fiscal and monetary controls of the EU. Eurozone membership requires member states to comply with restrictions in inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every other country in Europe. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries, including those outside the EU. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Certain countries also could, without prior warning, impose capital controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements, as well as governmental or other response to such movements, may also create instability and uncertainty in the region. Recent security concerns related to immigration, war and geopolitical risk, and terrorism could have a negative impact on the EU and investments in European countries.
Efforts by the member countries of the EU to continue to unify their economic and monetary policies also may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries.
In addition, investments in issuers located in the U.K. may subject the Fund to regulatory, political, currency, security, and economic risk specific to the U.K. The U.K. has one of the largest economies in Europe and is heavily dependent on trade with the EU and to a lesser extent, the United States and China. As a result, the economy of the U.K. may be impacted by changes to the economic health of EU member countries, the U.S. and China. Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on U.S. trade. In 2020, the U.K. left the EU (referred to as “Brexit”). The U.K. and the EU reached a trade agreement that was ratified by all applicable U.K. and EU government bodies although certain aspects of the relationship remain unresolved and subject to further negotiations and agreement. The effects of Brexit are also shaped by the trade agreements that the U.K. negotiates with other countries. The U.K.’s departure sparked volatility in the value of the British pound, short term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the U.K.’s economy. The potential negative effects of Brexit on the U.K. and the EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower growth of markets in the U.K., EU and globally and sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region and additional market disruption globally) which could adversely affect a Fund’s investments.
Micro Cap and Small Company Stock Risk. Micro cap and small company stocks may be very sensitive to changing economic conditions and market downturns because the issuers have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of micro cap and small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited. As noted above, the Fund under normal market conditions invests at least 80% of its net assets (plus borrowings for investment purposes) in small-capitalization companies as defined above measured at the time of purchase. In pursuing its investment strategy, the Fund may hold such securities for long periods of time during which the market capitalization of such companies may increase due to market appreciation beyond the market capitalization of the largest company in the MSCI ACWI Small Cap Index (the “Appreciated Companies”). In accordance with current regulatory requirements, as of the date of this Prospectus, the Fund is not required to sell the portfolio holdings that have increased in value due to market appreciation beyond the definition of a small-capitalization company and as a result, the Fund may at times have significant investments in the Appreciated Companies. During periods when the Fund does not meet the 80% threshold due to the market appreciation of its holdings, the Fund’s future acquisitions will only be in companies meeting its small-capitalization definition at the time of purchase. In addition, to the extent the weighted average market capitalization of the Fund is higher than that of its benchmark or peers, the Fund’s performance compared to the benchmark or peers with similar strategies may differ. On September 20, 2023, the SEC adopted amendments to the investment company name rule, Rule 35d-1, which requires, among other things, funds to review their portfolio investments periodically and if a fund no longer meets its respective 80% test, to take appropriate action to bring the fund back into compliance within a specified period which may include disposing of portfolio securities and may result in realized capital gains. To the extent the Fund falls within the revised rule, the Fund will seek to comply with the conditions of the revised rule upon the SEC’s compliance date currently scheduled as of the date of this Prospectus to be on January 31, 2027, however the compliance date may be subject to additional delays and the requirements of the amended Rule 35d-1 may be subject to additional modifications.

Value Investing Risk. A value investing strategy attempts to identify strong companies with stocks selling at a discount from their perceived true worth. Value stocks include securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and potentially undervalued. Value investing is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Communication Services Sector Risk. The communication services sector includes diversified telecommunication services companies, wireless telecommunication services companies, and media and entertainment companies. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Wireless telecommunication services companies can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. Media and entertainment companies can be significantly affected by technological advances, government regulation, and changing consumer preferences.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Energy Sector Risk. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industries. The value of companies in these industries is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which the Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, transportation services, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Materials Sector Risk. The materials sector includes companies in the chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products industries. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.
Real Estate Sector Risk. The real estate sector includes companies involved in real estate management and development and issuers of equity real estate investment trusts (REITs). Securities of companies in the real estate sector may be adversely affected by, among other things, rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Utilities Sector Risk. The utilities sector includes electric utilities, gas utilities, water utilities, multi-utilities (electric, gas and water), and independent power and renewable electricity producers. Companies in the utilities sector are affected by supply and demand, consumer incentives, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. The value of regulated utility company stocks may have an inverse relationship to the movement of interest rates. Also, certain utility companies have experienced full or partial deregulation in recent years, which may permit them to diversify outside of their original geographic regions and their traditional lines of business. Conversely, companies that remain heavily regulated may be at a competitive disadvantage, making them less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable and may have an adverse impact on profitability. Utility companies are subject to the high cost of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation, and the effects of regulatory changes.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to lose proprietary information, suffer data corruption, or lose operational functionality. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
New Fund Risk. Because a new fund begins operations with few assets, operating expenses for a new fund are relatively high until the fund begins to manage sufficient assets to achieve operating efficiencies. While the Advisor has contractually agreed to reimburse Fund expenses over a certain level for a period of time to keep shareholder expenses at a certain specific level, there is a risk that the expense limitation agreement is not continued and the expenses of the Fund increase significantly until the Fund reaches scale. There is also the risk that the Fund never reaches scale, that the investment strategies do not work as expected and that the Fund fails to achieve its stated investment objective.
Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund’s performance using several different measures such as yearly changes in performance, best and worst quarterly returns and average annual total returns before and after taxes compared to a relevant benchmark. However, the Fund commenced operations on October 1, 2025 and as such does not have a full calendar year of performance.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Mark Madsen, CFA Lead Portfolio Manager Since the Fund’s Inception	Karson Schrader Associate Portfolio Manager Since the Fund’s Inception

Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
•
Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
•
Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
•
You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
•
To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
•
To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.
•
Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Investor: WACVX | Institutional: WGCVX